Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 24 – Subsequent Events

A.	Separation Process in Ellomay Luzon Energy

On March 27, 2026, Ellomay Clean Energy LP and the Luzon Group entered into a share purchase agreement (the “Ellomay Luzon Energy SPA”), following a separation process initiated pursuant to the Ellomay Luzon Energy shareholders’ agreement. Pursuant to the Ellomay Luzon Energy SPA, the Luzon Group will acquire the Ellomay Luzon Energy shares indirectly held by the Company based on a Dorad valuation of NIS 4.4 billion, subject to the fulfillment of customary conditions to closing including the receipt of approvals from the Israeli Electricity Authority, the Israeli Competition Authority and Ellomay Luzon Energy’s lenders, all to the extent required. As of the date hereof, based on the Company’s indirect holdings in Dorad (through Ellomay Luzon Energy) and the current value of 50% of the other assets and liabilities of Ellomay Luzon Energy, the consideration is expected to be approximately NIS 560 million (€149.5 million).

The Ellomay Luzon Energy SPA provides that the sale will be consummated within two business days of fulfillment of the conditions to closing, and that the deadline for fulfillment of the conditions to closing is seven and a half months  from signing of the Ellomay Luzon Energy SPA. In connection with the separation process, each party deposited a bank guarantee or cash in the amount of NIS 72 million (€19.2 million) in escrow. In connection with this requirement, on March 26, 2026, the Company received a short-term loan from O.Y. Nofar Energy Ltd. (“Nofar”), the Company’s principal shareholder in an amount of NIS 47.5 million (€12.7 million) at a risk-free interest rate (the interest rate of Israeli governmental bonds with similar repayment terms). The Company’s deposit may be replaced by a bank guarantee, which, if replaced, will be issued by Nofar.

In preparation for the separation process, the Company agreed with The Phoenix Insurance Company and The Phoenix Pension and Provident Fund Ltd., both Israeli institutional investors, that they will assist the Company in financing the acquisition of Ellomay Luzon Energy’s shares in the event the separation process will result in us buying the shares. In consideration for their agreement to provide such financing, the Company agreed to pay such entities (in a division of 40.72% and 59.28%, respectively) an amount in cash that equals the difference between the five-day average of the closing price of the Company’s ordinary shares on the Tel Aviv Stock Exchange and NIS 76 (subject to certain customary adjustments), multiplied by up to an aggregate of 263,158. Each Phoenix entity can choose to request such cash payment, in whole or in part, until April 27, 2027.

The Ellomay Luzon Energy SPA provides that in the event a party materially breaches its undertakings or prevents the fulfillment of a condition to closing, and the breach is not repaired within a 14 day period, the other party will receive the amount deposited in escrow as liquidated damages and will also be entitled to purchase the Ellomay Luzon Energy shares held by the breaching party based on a Dorad valuation of NIS 3.5 billion. In the event the transaction is not consummated within seven and a half months  other than due to a breach by any party, Ellomay Clean Energy LP may acquire the Luzon Group’s holdings in Ellomay Luzon Energy based on a Dorad valuation of NIS 4.4 billion.

B.	Amendments to the Deeds of Trust Governing the Company’s Debentures

In connection with a change in control of the Company in March 2026, and following discussions with the holders of the Company’s Debentures, on March 31, 2026 the holders of the Company’s Debentures approved certain amendments to the deeds of trust governing the Company’s Debentures. The amendments included: (i) an amendment to the immediate repayment cause in connection with a change in control of the Company replacing the Company’s previous controlling shareholders with Nofar and Mr. Ofer Yanay, (ii) an increase in the annual interest rate commencing June 4, 2026 (for Series E - from 6.05% to 6.15%, for Series F - from 5.5% to 5.75% (this increase will be eliminated in the event, and for as long as, the Series F Debentures are rated above Baa1.il (or an equivalent rating) and for Series G - from 6.34% to 6.59%, and (iii) decreases in the annual interest rate spread added to the Government Debenture Yield (as defined in the deed of trust governing the debentures) used to calculate the amount due to the holders of debentures in the event of an early redemption initiated by the Company (1.25% to 1% for series E; from 1.75% to 1.3% for Series F; and from 1.5% to 1.3% for Series G, all commencing June 4, 2026).

C.	Israel-Iran war

On February 28, 2026, Israel and the United States commenced a large-scale military campaign against Iran and on March 2, 2026, Hezbollah formally joined the war against Israel, attacking mainly northern Israel with rockets and missiles. During April 2026, a temporary ceasefire was agreed between Iran and Israel and the United States and thereafter (on April 17, 2026) a temporary ceasefire between Israel and Lebanon, however fighting has since resumed in southern Lebanon and mainly northern Israel.

Due to the ongoing hostilities in the area of the Manara PSP, works on the upper and lower reservoir have stopped, however tunneling works continue according to schedule.

At this stage, Dorad did not identify a significant impact on its financial results due to the recent war with Iran and Hezbollah but continues to regularly monitor the developments and is examining their potential effect on its operations and the value of its assets.